UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): FEBRUARY 16, 2010
                               (FEBRUARY 3, 2010)

                            INKSURE TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                   000-24431                 84-1417774
(State or other jurisdiction        (Commission              (IRS Employer
     of incorporation)              File Number)           Identification No.)

          P.O. BOX 7006, AUDUBON, PENNSYLVANIA                   19407
        (Address of principal executive offices)               (Zip Code)

                                +(972) 8936 5583
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     On February 4, 2010, Gadi Peleg was appointed as Chairman of the Board of Directors (the "Board") of InkSure Technologies Inc. Mr. Peleg will be entitled to $100,000 per annum, payable in equal monthly installments for his role as Chairman of the Board. In addition, the Board approved payment of $100,000 to Mr. Peleg as compensation for his contribution to the Company as Acting Chairman of the Board during 2009.

     Mr. Peleg is a director and a member of the Board since August 2008. Mr. Peleg has been president of Cape Investment Advisors, Inc., a private investment firm since May 2003. In addition, Mr. Peleg serves on the board of directors of Atelier 4, Inc., a logistics firm specializing in the care and transport of fine art and antiquities, since November 2005. Mr. Peleg received his BS from Columbia School of Engineering and Applied Science in 1997 and completed the Harvard Owner, President, Manager Program in 2008.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                  INKSURE TECHNOLOGIES, INC.
                                                  (Registrant)

                                                  By: /s/ Yaron Meerfeld
                                                  ------------------------------
                                                  YARON MEERFELD
                                                  Acting Chief Executive Officer

Date: February 16, 2010